UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 12, 2011

iGATE Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

000-21755	25-1802235
(Commission File Number)	(IRS Employer Identification No.)

6528 Kaiser Drive, Fremont, CA	94555
(Address of Principal Executive Offices)	(Zip Code)

(510) 896-3015

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As reported in the Current Report on Form 8-K filed by iGATE Corporation (the “Company”) on May 16, 2011, the Company completed the acquisition of a majority stake in Patni Computer Systems Limited (“Patni”) on May 12, 2011.

This Form 8-K/A, Amendment No. 1, is being filed to amend Item 9.01 of the initial Form 8-K. This amendment provides the historical financial statements of Patni as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Form 8-K filed on May 16, 2011.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated balance sheets of Patni as of December 31, 2009 and December 31, 2010 and the consolidated statements of income, consolidated statements of shareholders’ equity and comprehensive income and consolidated statements of cash flows of Patni for each of the three years in the period ended December 31, 2010, and the notes related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated balance sheet of Patni as of March 31, 2011 and the consolidated statement of income and consolidated statement of cash flows of Patni for the three-month period ended March 31, 2011, and the notes related thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The required unaudited pro forma financial information as of and for the three months ended March 31, 2011 and for the year ended December 31, 2010 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

99.1	Audited consolidated balance sheets of Patni Computer Systems Limited as of December 31, 2009 and December 31, 2010 and the consolidated statements of income, consolidated statements of shareholders’ equity and comprehensive income and consolidated statements of cash flows of Patni Computer Systems Limited for each of the three years in the period ended December 31, 2010, and the notes related thereto.

99.2	Unaudited condensed consolidated balance sheet of Patni as of March 31, 2011 and the unaudited condensed consolidated statements of income, condensed consolidated statement of shareholders’ equity and comprehensive income/(loss) and condensed consolidated statements of cash flows of Patni for the three months ended March 31, 2011 and 2010, and the notes related thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iGATE CORPORATION

By:	/s/ MUKUND SRINATH
Name:	Mukund Srinath
Title:	Senior Vice President - Legal & Corporate Secretary

July 27, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited consolidated balance sheets of Patni Computer Systems Limited as of December 31, 2009 and December 31, 2010 and the consolidated statements of income, consolidated statements of shareholders’ equity and comprehensive income and consolidated statements of cash flows of Patni Computer Systems Limited for each of the three years in the period ended December 31, 2010, and the notes related thereto.

99.2	Unaudited condensed consolidated balance sheet of Patni as of March 31, 2011 and the unaudited condensed consolidated statements of income, condensed consolidated statement of shareholders’ equity and comprehensive income/(loss) and condensed consolidated statements of cash flows of Patni for the three months ended March 31, 2011 and 2010, and the notes related thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.